EXHIBIT 10.24

             AUTHORIZATION AGREEMENT FOR AUTOMATIC PAYMENTS

The ("Buyer") hereby authorizes and directs the Lessor and the Bank named below to initiate variable entries to the checking account designated below for the purposes of making payments due from the Lessee to the Lessor pursuant to this Agreement. Lessee hereby represents and agrees that such checking account is and will continue to be maintained primarily for business purposes. Lessee further agrees that it will maintain at all times sufficient balances in such account to allow Lessor and the Bank named below to charge such account for the charges due from the Lessee hereunder. Unless Lessee's check is otherwise enclosed, please enclose a blank copy of Lessee's check for reference purposes.

DEPOSITORY NAME               BRANCH         LEASE/SCHEDULE
(FINANCIAL INSTITUTION)
_________________________________________________________________________

CITY                                    STATE          ZIP
_________________________________________________________________________

ABA NUMBER (9 DIGIT NUMBER              ACCOUNT NUMBER
LOCATED BETWEEN :  : ON
BOTTOM OF CHECK)
_________________________________________________________________________

NAMES ON ACCOUNT
_________________________________________________________________________

DATE                SIGNATURE
_________________________________________________________________________

CISCO SYSTEMS CAPITAL CORP.        MASTER LEASE NUMBER
5500 Wayzata Blvd., Suite 725
Golden Valley, MN  55416-1242           EQUIPMENT SCHEDULE
Tel. 800/928-2349 FAX 612/513-3299

              EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.

Equipment Location
13747 Montfort, #101     Dallas    TX        75240          Dallas
Street Address           City      State     Zip            County



                          EQUIPMENT DESCRIPTION

Quantity  Make/Model                              Serial Number

2         Cisco 3640 4-Slot Modular Router
          AC w/IP Software0
2         NM-IFE-TX 1-Port Fast Network Module (TX Only)
2         MEM3600-4U32Fs 4 to 32MB Flash Factory Upgrade
2         MEM3640-32U128D 32 to-128 MB DRAM Factory Upgrade
2         SF364A-11.217P Cisco 3640 IOS Enterprise Fea. Set
2         Cisco 7206 6-Slot Chassis, 1 AC Power Supply
2         MEM-NPE-128MB Cisco 7200 NPE 128MB DRAM Upgrade Kit
2         NPE-200 Cisco 7200 Network Processing Engine
2         PA-T3 1-Port T# Serial Fort Adapter w/T3 DSUs
2         C7200-I/O-FLC20M 7200 I/O PCMCLA Flash
          Memory, 20MB Option
2         MEM-I/O-FLC20M 7200 I/O PCMCLA Flash Memory; 20MB Option
2         PWR-7200 AC Power Supply Option
2         PWR-7200/2 Dual AC Power Supply Option, 280W
2         SF72C-11.2.16 7200 Series IOS IP Only Fea Set
21        Cisco 2610 Ethenet Modular Router w/Cisco IOS IP Software
21        WLC-IDSU-TI 1-Port T/Frac. T1 DSU/CSU WAN Interface Card
21        SF26C-11.3.8T Cisco 2600 Series ISO IP
21        AS5301 Ethenet AS5300
15        AS53-T1-48 VOX 48VOX DSPs, 2 VOX CCs, &1 Quad T1/PRI Card
15        SF53CP-11.3.4N Cisco IOS 5300 Series IP Plus
1         PA-4T+ 4-Port Serial Part Adapter, Enhanced
3         WS-C1924-A 24-Port 10MB Switch w/2 100 Base TX Ports,
          Ent Ed Upg

PURCHASE OPTIONS    __ Fair Market Value
                    __ Other ________________

The Purchase Option terms and conditions are listed in Section 7 of the Master Lease Agreement

SALES TAX OPTIONS:  __ Each lease payment is subject to sales tax
                    __ Total sales tax required in advance
                    __ Exempt Certificate Attached
                         (subject to local tax regulations)

LEASE TERM                    ____________ MONTHS

PAYMENT SCHEDULE
MONTHLY LEASE PAYMENT         ____________/month*
                              (Excludes Applicable Taxes)
                              Automatic Bank Payments (ACH)


ADVANCE PAYMENT               ____________
                              (Includes Applicable Taxes)

REMAINING MONTHLY PAYMENTS    _____________
                              (Excludes Applicable Taxes)

SECURITY DEPOSIT (If Any)     _____________


LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE MASTER LEASE.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS ____ DAY OF __________ 200_.

NAME OF LESSEE NETVOICE            LESSOR: SUNRISE LEASING CORPORATION
TECHNOLOGIES, INC.

SIGNED__________________DATE_____  SIGNED___________________________

NAME AND TITLE___________________  DATE_____________________________